EXHIBIT 4.1

FORM OF CERTIFICATE

[GRAPHIC OMITTED]	[FOUNDATION COAL HOLDINGS, INC. LOGO]	[GRAPHIC OMITTED]

NUMBER		SHARES

FCL

COMMON STOCK		COMMON STOCK

FOUNDATION COAL HOLDINGS, INC.
	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 35039W 10 0
See reverse side for certain definitions

This certifies that:

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE PER

SHARE, OF

------------------------------------    FOUNDATION COAL HOLDINGS, INC.    ------------------------------------

transferable on the books of the Corporation by said owner in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended, copies of which are on file at the office of the Transfer Agent of the Corporation, and to which reference is hereby expressly made and to all of which the holder hereof by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile of the Corporation’s seal and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Greg A. Walker	[GRAPHIC OMITTED] FOUNDATION COAL HOLDINGS, INC.	/s/ Kurt D. Kost
SECRETARY	CORPORATE	PRESIDENT AND CHIEF
	SEAL	OPERATING OFFICER
2004
DELAWARE

COUNTERSIGNED AND REGISTERED
THE BANK OF NEW YORK
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –	____________ Custodian ____________
TEN EST	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act ______________________
		in common		(State)

			UNIF GIFT MIN ACT –	____________ Custodian ____________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ______________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

_____________________________________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________

___________________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:	THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.